EXHIBIT 31.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                   PURSUANT TO SECURITIES EXCHANGE ACT OF 1934
                           RULE 13a-14(a) OR 15d-14(a)

I, Vaughn Barbon, certify that:

         1. I have reviewed this quarterly report on Form 10-QSB of Lexington Resources, Inc.;
         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;
         4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:
               a.   designed such disclosure controls and procedures,  or caused such disclosure controls and procedures to be designed under
                    our  supervision,   to  ensure  that  material   information
                    relating  to  the  registrant,  including  its  consolidated subsidiaries,  is made  known to us by others  within  those entities,  particularly  during  the  period  in which  this report is being prepared;
               b.   evaluated the  effectiveness of the registrant's  disclosure controls  and  procedures  and  presented in this report our
                    conclusions   about  the  effectiveness  of  the  disclosure
                    controls and procedures, as of the end of the period covered by this report based on such evaluation; and
               c.   disclosed  in this  report  any  change in the  registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and
         5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):
               a.   all significant  deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and
               b.   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Dated: May 13, 2005                             By:  /s/ Vaughn Barbon
                                                --------------------------------
                                                Vaughn Barbon, Chief Financial
                                                Officer